SCHEDULE 14A
                                       (RULE 14A-101)

                           INFORMATION REQUIRED IN PROXY STATEMENT

                                  SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                           EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting  Material  Pursuant  to  Section  240.14a-11(c)   or   Section
      240.14a-12

                                 THE INDIA GROWTH FUND INC.
            ---------------------------------------------------------------
                      (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    ___________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:
    ___________________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    ___________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:
    ___________________________________________________________________________

    (5) Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
    _________________________________________________

    (2) Form, Schedule or Registration Statement No.:
    _________________________________________________

    (3) Filing Party:
    _________________________________________________

    (4) Date Filed:
    _________________________________________________

                       THE INDIA GROWTH FUND INC.
              C/O MITCHELL HUTCHINS ASSET MANAGEMENT INC.
                      1285 AVENUE OF THE AMERICAS
                        NEW YORK, NEW YORK 10019
                            (212) 713-2848




                                                            September 23, 1998

DEAR STOCKHOLDERS:

      You have previously received the proxy materials dated August 31, 1998 for the Annual Meeting of Stockholders of The India Growth Fund Inc. (the "Fund") to be held on Friday, October 9, 1998 at 3:00 P.M., New York time, at the offices of Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166. Subsequent to the date of those proxy materials, the Fund was advised that Dr. P.J. Nayak intends to resign as the Chairman and President and a director of the Fund. Dr. P.J. Nayak is resigning these positions in connection with his resignation as interim Chairman of Unit Trust of India, ("UTI"), the parent company of the Fund's investment adviser.

      Mr. P.S. Subramanyam, the newly appointed Chairman of UTI, replaces Dr. P.J. Nayak as a nominee for election as a director by the stockholders at the Meeting.

      Except as specifically amended or supplemented by the information contained in the attached Proxy Statement Supplement, all information set forth in the Proxy Statement, dated August 31, 1998, remains accurate and should be considered in casting your vote by proxy or at the meeting.

      If you have already voted your shares for the nominees lised in the August 31, 1998 proxy materials, your vote will be applied FOR management's current nominees (Rahul Bajaj, G.P. Gupta and P.S. Subramanyam), as set forth in the attached Proxy Statement Supplement, unless you revoke your original vote by signing, dating and mailing the enclosed proxy card. The latest dated proxy card received will be counted.

      You are cordially invited to attend the meeting. If you do not plan to attend, however, and have not already voted your shares, please sign, date and mail the enclosed proxy card.



                                          Respectfully,



                                          DR. S.S. NAYAK
                                          SECRETARY OF THE FUND



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
                           THE INDIA GROWTH FUND INC.

                  C/O MITCHELL HUTCHINS ASSET MANAGEMENT INC.
                          1285 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019



                            ______________________
                          PROXY STATEMENT SUPPLEMENT
                            ----------------------



                                 INTRODUCTION

      This Proxy Statement Supplement is furnished in connection with the solicitation of proxies by the Board of Directors of THE INDIA GROWTH FUND INC. (the "Fund") for use at the Annual Meeting of Stockholders, to be held on Friday, October 9, 1998 at 3:00 P.M., New York time, at the offices of Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, and at any adjournments thereof.

      The purpose of this Proxy Statement Supplement is to replace one of the nominees on the slate of directors proposed by the Fund for election at the meeting. The new proposed slate of directors includes two of the nominees (Messrs. Rahul Bajaj and G.P. Gupta) set forth in the Proxy Statement, dated August 31, 1998, and substitutes Mr. P.S. Subramanyam for Mr. P.J. Nayak. Mr. P.J. Nayak was elected as a director and as President and Chairman of the Fund at a July 3, 1998 meeting of the Fund's Board of Directors in connection with his appointment as interim Chairman of Unit Trust of India ("UTI"), the parent company of the Fund's investment adviser. Mr. P.J. Nayak is resigning these positions with the Fund in connection with his resignation as interim Chairman of UTI, and the appointment of Mr. P.S. Subramanyam as UTI's new Chairman.

      Except as specifically amended or supplemented by the information contained in this Proxy Statement Supplement, all information set forth in the Proxy Statement remains accurate and should be considered in casting your vote by proxy or at the meeting.

      Management of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Annual Meeting of Stockholders which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.


                           (1)  ELECTION OF DIRECTORS

      The Fund's Board of Directors has nominated Rahul Bajaj, G.P. Gupta and P.S. Subramanyam for election as Class III directors of the Fund. The terms of Messrs. Rahul Bajaj and G.P. Gupta, who are existing Class III directors, expire at the 1998 Annual Meeting of Stockholders. Persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies "FOR" the election of the three nominees listed below for a term expiring on the date of the Annual Meeting of Stockholders in 2001 or until their successors are elected and qualified:


                                   CLASS III

                                  Rahul Bajaj
                                  G.P. Gupta
                               P.S. Subramanyam

If any such nominee should be unable to serve due to an event not now anticipated, the proxies will be voted "FOR" such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

INFORMATION CONCERNING NOMINEES AND MEMBERS OF THE BOARD OF DIRECTORS

      The following is a brief description of Mr. P.S. Subramanyam's principal occupation and business experience during the last five years, directorships of publicly held companies, age and certain other information. Mr. P.S. Subramanyam (age 56) became the Chairman of UTI in September 1998. Prior to that time, he was the Executive Director of the Industrial Development Bank of India ("IDBI") from October 1996 through September 1998, and Chief General Manager of IDBI from August 1991 through September 1996. Mr. Subramanyam is not the beneficial owner of any shares of the Fund. His address is c/o Unit Trust of India, 13 Sir Vithaldas Thackersey Marg, New Marine Lines, Mumbai 400 005, India. Information with respect to Messrs. Bajaj and Gupta and other directors and officers of the Fund is contained in the Fund's Proxy Statement.


      THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE THREE NOMINEES AS DIRECTORS.


VOTING

      If you have already voted your shares, your vote will be applied FOR management's nominees (Rahul Bajaj, G.P. Gupta and P.S. Subramanyam), as set forth in this Proxy Statement Supplement, unless you revoke your original vote by signing, dating and mailing the enclosed proxy card. The latest dated proxy card received will be counted.

      You are cordially invited to attend the meeting.   If  you do not plan to
attend, however, and have not already voted your shares, please sign, date and mail the enclosed proxy card.

                                          By order of the Board of Directors,



                                          DR. S.S. NAYAK
                                          SECRETARY

1285 Avenue of the Americas
New York, New York 10019
September 23, 1998




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